                     NEW ENGLAND GOVERNMENT SECURITIES FUND
                                       AND
                  NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND

                     Supplement dated February 12, 1999 to
       New England Bond Funds Class A, B and C shares and Class Y shares
                         Prospectuses dated May 1, 1998

The following supplements the third paragraph in the "Fund Management" section of each Prospectus:

Effective immediately, Joel A. Damiani acts as lead portfolio manager and Scott
A. Millimet acts as co-portfolio manager of the Government Securities Fund, and Mr. Millimet acts as lead portfolio manager and Mr. Damiani acts as co-portfolio manager of the Limited Term U.S. Government Fund.

                       Supplement dated February 12, 1999
           to the New England Stock Funds Class A, B and C shares and
                 Class Y shares Prospectuses dated May 1, 1998

                       FOR NEW ENGLAND EQUITY INCOME FUND
The following supplements the second paragraph in the "Fund Management" section of each Prospectus: Effective immediately, Peter Ramsden and Tom Kolefas act as portfolio managers of the Equity Income Fund.

                           FOR NEW ENGLAND VALUE FUND
                                       AND
                            NEW ENGLAND BALANCED FUND
The following supplements the "Fund Management" section of each Prospectus:

Effective August 1998, Jeffrey Wardlow and Lauriann Kloppenburg have assumed responsibility for the day-to-day management of the Value Fund. Also effective August 1998, Jeffrey Wardlow and Gregg Watkins have assumed responsibility for the day-to-day management of the equity portion of the Balanced Fund and the responsibility for allocating the assets of the Balanced Fund between equity and fixed-income securities. The day-to-day management of the fixed-income portion of the Balanced Fund remains the same. Mr. Wardlow, Vice President of Loomis Sayles, has managed the Loomis Sayles Core Value Fund since its inception in May 1991. Ms. Kloppenburg, Vice President and Director of Equity Research of Loomis Sayles, has been employed by Loomis Sayles for more than five years. Mr. Watkins, Vice President of Loomis Sayles, is also a portfolio manager of the Loomis Sayles Mid-Cap Value Fund and has been employed by Loomis Sayles for more than five years.


                           FOR NEW ENGLAND GROWTH FUND
Effective September 1, 1998, New England Growth Fund offers Class C shares to the general public in addition to Class A and Class B shares. Therefore, the following tables supplement "Annual fund operating expenses" and "Example" in the "Schedule of Fees" section:

      ANNUAL FUND OPERATING EXPENSES
      (as a percentage of average net assets)
      -------------------------------------------------------------------
                                             NEW ENGLAND GROWTH FUND
                                                     CLASS C
      Management Fees                                 0.67%
      12b-1 Fees                                      1.00%*
      Other Expenses                                  0.20%
      Total Fund Operating
      Expenses                                        1.87%
      -------------------------------------------------------------------

*Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

EXAMPLE

You would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) unless otherwise noted, redemption at period end. The 5% return and expenses in the Example should not be considered indicative of actual or expected Fund performance or expenses, both of which may be more or less than those shown.

          -----------------------------------------------------
                                    NEW ENGLAND GROWTH FUND
                                            CLASS C
                                      (1)             (2)
          1 year                      $29             $19
          3 years                     $59             $59
          5 years                     $101            $101
          10 years                    $219            $219
          -----------------------------------------------------
          (1) Assumes redemption at end of period.
          (2) Assumes no redemption at end of period.

                      Supplement dated February 12, 1999 to
                                New England Funds
         Statement of Additional Information - Part II dated May 1, 1998

THE SECTION ENTITLED "STANDARD PERFORMANCE MEASURES - PERFORMANCE COMPARISONS" IS AMENDED TO INCLUDE THE FOLLOWING INFORMATION:

         The Standard & Poor's Composite Index of 400 Stocks (the "S&P 400") is a market capitalization-weighted and unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. This index is comprised of stocks in the middle capitalization range. Any midcap stocks already included in the S&P 500 are excluded from this index.

         The Lehman Aggregate Bond Index is a market capitalization-weighted aggregate index that includes nearly all debt issued by the U.S. Treasury, U.S. Government agencies, U.S. corporations rated investment grade, and U.S. agency debt backed by mortgage pools.

         The Lehman Intermediate Government Bond Index (the "Lehman Int. Government Index") is a market capitalization-weighted and unmanaged index of bonds issued by the U.S. Government and its agencies having maturities between one and ten years.

         The Lehman Intermediate Government/Corporate Bond Index (the "Lehman Int. G/C Index") is a market capitalization-weighted and unmanaged index composed of the Lehman Government and Corporate Bond indices which include bonds with maturities of up to ten years.

         The Lehman High Yield Bond Index is a market capitalization-weighted, unmanaged index of fixed-rate, noninvestment grade debt. Generally securities in the index must be rated Ba1 or lower by Moody's, including defaulted issues. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

         The Lehman: Mutual Fund Short (1-5) Investment Grade Debt Index is an unmanaged index composed of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt with maturities of one to five years.

         The Russell 3000 Index is a market capitalization-weighted index which comprises 3,000 of the largest capitalized U.S. companies whose common stock is traded in the United States on the NYSE, the American Stock Exchange and NASDAQ. The Russell 2000 Index represents the smallest 2,000 companies within the Russell 3000 Index as measured by market capitalization. The Russell 1000 Index represents the largest 1,000 companies within the Russell 3000 Index. The Russell 1000 Growth Index is an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater growth orientation. The Russell 1000 Value Index is an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater value orientation.

         The Morgan Stanley Capital International World ND Index (the "MSCI World Index") is a market-capitalization weighted and unmanaged index that includes common stock from all 23 MSCI developed market countries. The "ND" indicates that the index is listed in U.S. dollars, with net dividends reinvested.